UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007
______________________

BANCROFT URANIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50366	94-3409449
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

8655 East Via De Ventura, Suite G200 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

(480) 346-1460
(Registrant’s telephone number, including area code)
(480) 346-1461 FAX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses.  Such forward-looking statements include, among others, those statements including the words “expects”, “anticipates”, “intends”, “believes” and similar language.  Our actual results may differ significantly from those projected in the forward-looking statements.  Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section “Risk Factors.”  We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

EXPLANATORY NOTES

The terms “the Company,” “we,” “us,” and “our” refer to Bancroft Uranium Inc, a Nevada corporation, formerly known as Conscious Intention, Inc., unless otherwise stated or the context clearly indicates otherwise.

This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 5, 2007, the Company sold unregistered secured convertible debentures and warrants and entered into Securities Purchase Agreements, Debenture Agreements, Registration Rights Agreements, Warrant Agreements and Security Agreements, dated as of November 30, 2007 (the “Purchase Agreements”), with several institutional and accredited investors (the “Investors”), pursuant to which the Company issued and sold to the Investors an aggregate of $3,750,000 worth of secured convertible debentures and associated warrants.  The debentures were sold at a 20% discount to face value, or $3,000,000.  The debentures are convertible at the option of the Investors at a fixed price of $0.25 per common share.  The debentures bear interest, due and payable monthly, at 8.0% per annum. The debentures were sold with warrants totaling rights to purchase 15,000,000 common shares at a purchase price of $0.30 per share and an expiration period of 5 years.  Principal of the debentures must be paid in 12 equal installments beginning in 12 months, including accrued by unpaid interest. Interest and principal payments may be made in cash or in common stock at a 20% discount to the market price, subject to the terms and conditions contained in the Purchase Agreements.

Pursuant to the terms of the Purchase Agreements, the Company, shall prepare and file with the Securities and Exchange Commission  (the “SEC”), as soon as reasonably practicable but not later than 30 days from the purchase, a registration statement on such form that is then available to the Company (the “Registration Statement”) to enable the resale of (i) tthe shares of Common Stock into which the secured convertible debentures are convertible and the Warrants are exercisable (collectively, the “Conversion Shares”) by the Investors from time to time on the OTC Bulletin Board or in privately-negotiated transactions.  The Company shall also use its commercially reasonable efforts to cause the Registration Statement to become effective and to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact.

The Company’s obligations under the Purchase Agreements are secured by all of the Company’s assets, including but not limited to all of the Company’s mineral lease rights.  There are severe penalties within the Purchase Agreements, including but not limited to repossession of the Company’s assets and liquidated damages, for material failures of the Company to abide by the Purchase Agreements, including the filing and effectiveness of registration statements.

Management and certain shareholders have agreed to have certain of their shares locked up for a period not exceeding 12 months as a condition of closing of the transactions in the Purchase Agreements.

The foregoing is a summary description of certain terms of the Purchase Agreements  The form of the Purchase Agreements are attached as Exhibit 10.1 et al, respectively, and are incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 10.1 et al attached hereto.

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Conversion Shares have not been registered under the Act.  The Company offered and sold the secured convertible debentures and warrants to the Investors in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 5.02.  Departure of Directors or Certain Officers.
Director Andrew Hamilton resigned from the board of directors pursuant to the Company’s acquisition of 2146281 Ontario Limited effective Saturday, December 8, 2007.  Mr. Hamilton had no disagreements with the Company of any kind.

Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement entered into by the Investors and the Company as of November 30, 2007.
10.2	Form of Secured Convertible Debenture entered into by the Investors and the Company as of November 30, 2007.
10.3	Form of Registration Rights Agreement entered into by the Investors and the Company as of November 30, 2007.
10.4	Form of Security Agreement entered into by the Investors and the Company as of November 30, 2007.
10.5	Form of Subsidiary Guarantee entered into by the Investors and 2146281 Ontario Limited as of November 30, 2007.
10.6	Form of Warrant Agreement entered into by the Investors and the Company as of November 30, 2007.
10.7	Lock Up Agreement entered into by P. Leslie Hammond and the Company as of November 30, 2007.
10.8	Lock Up Agreement entered into by Andrew Hamilton and the Company as of December 5, 2007.
10.9	Form of Lock Up Agreement entered into by certain shareholders and the Company as of November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCROFT URANIUM INC.

Dated: December 7, 2007	By: /s/ P. Leslie Hammond
Name: P. Leslie Hammond
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement entered into by the Investors and the Company as of November 30, 2007.
10.2	Form of Secured Convertible Debenture entered into by the Investors and the Company as of November 30, 2007.
10.3	Form of Registration Rights Agreement entered into by the Investors and the Company as of November 30, 2007.
10.4	Form of Security Agreement entered into by the Investors and the Company as of November 30, 2007.
10.5	Form of Subsidiary Guarantee entered into by the Investors and 2146281 Ontario Limited as of November 30, 2007.
10.6	Form of Warrant Agreement entered into by the Investors and the Company as of November 30, 2007.
10.7	Lock Up Agreement entered into by P. Leslie Hammond and the Company as of November 30, 2007.
10.8	Lock Up Agreement entered into by Andrew Hamilton and the Company as of December 5, 2007.
10.9	Form of Lock Up Agreement entered into by certain shareholders and the Company as of November 30, 2007.